                                   Annual Report


-------------------------------------------------------------------------------
                                 Dreyfus Premier
                                  Small Company
                                   Stock Fund
-------------------------------------------------------------------------------



                                October 31, 1997



                                    [LOGO]

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance for Dreyfus Premier Small Company Stock Fund for the 12-month reporting period ended October 31, 1997, as shown in the following table:
                                                  Total Return*
                                                  ____________
         Class A                                      30.73%
         Class B                                      29.72%
         Class C                                      29.79%
         Class R                                      31.04%
         Russell 2500 Index**                         29.12%

   The total return of each class of the Fund exceeded the total return of the Russell 2500 Index, the Fund's benchmark, for the same time period, not taking into account the maximum front-end sales load applicable to Class A shares or the contingent deferred sales charge applicable to Class B and Class C shares. (The difference in performance among the Fund's share classes is attributable to differences in fees and expenses.)

Economic Review
   The U.S. economy has registered a step-up in growth in 1997 and the evidence coming in suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year, suppressed by the strong dollar, import competition and continued disinflation in health care.
   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.
   Real Gross Domestic Product (the "GDP") growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and new orders imply continued strength. Even housing demand has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.
    Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

Market Overview
   Even though the equity markets stumbled badly in late October, the fiscal year ended October 31, 1997 saw solid gains. Measured by price changes alone, excluding income for the same 12-month period, the Dow Jones Industrial Average gained 23.58%, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") 29.96%, the Nasdaq Composite 30.43%, the Russell 2000 Index 27.52% and the Russell 2500 Index 29.12%. These were the gains after the drop that occurred in the last week in October, and before counting the rebounds that occurred in the first week of November.

   In retrospect, it appears as though stock valuations had been riding for a fall. There was weakness in March when the Fed raised interest rates for the first time in two years. By early summer, equity prices recovered and soared to new highs. Then, however, some nervousness set in, related mainly to concern about high stock valuations and fears of another Fed move to cool off the bubbling economy. Weakness was apparent mainly in companies with large capitalization, while smaller companies gained ground.
   As autumn leaves began to turn, the stock market as a whole regained its wind--but not for long. The relatively high valuations that had prevailed were vulnerable to major unpleasant surprises. That came in late October from an unexpected source--the Far East. Severe market setbacks in Hong Kong and Southeast Asia, together with drops in their foreign exchange rates, triggered the fall in the U.S. market.
   Richard Hoey, Chief Economist for The Dreyfus Corporation, reviewing the recent events, said that the U.S. stock market had a selling panic, followed by a buying panic. The underlying logic of it all was valuation, he observed.

   When the Dow Jones Index peaked at above 8200 in early August, the stock market was simply discounting favorable U.S. fundamentals into high stock prices, said Hoey. The financial crisis in Asia was the trigger for a correction of the major problem for the U.S. stock market: high valuation.

   The market drop in Asia was caused by serious fundamental problems of excess productive capacity, overvalued real estate and a banking system crisis. European markets, of course, reacted to the Asian weakness, but fell less severely because their economies are more stable. In the U.S., the sharp price drop, followed by a vigorous rebound, reflected an economy with much greater underlying strength.
     The influx of investors into stocks when the market fell was a good augury for the future. The American investing public appears to be convinced that equities are a good place to put money for the long term, when their prices are attractive, despite the recent volatility of the market averages.

Portfolio Focus
   Since our April 30, 1997 semi-annual report, the Fund's performance has been strong compared to its Russell 2500 benchmark and compared to larger cap stocks as measured by the S&P 500 Index.
   For the six months ended October 31, 1997, the Fund's R shares produced a total return of 25.90% compared to 24.14% for the Russell 2500 Index. That showing was significantly better than the Class R shares' 4.08% increase in the first half of the 1997 fiscal year. Small to midcap stocks outperformed large stocks as the S&P 500 Index rose 15.16% for the six months ended October 31. (See the table in our opening paragraph for the annual figures. The S&P 500 Index had a total return for the annual period of 32.10%, outperforming the Russell 2500 Index and each of the Fund's share classes.)
   There were several reasons for the Fund's strong performance in the second half of its fiscal year.
   First, smaller cap earnings generally exceeded expectations. This occurred at the same time that earnings for the companies included within the S&P 500 Index grew more slowly. A strong U.S. dollar hurt foreign sales and restructuring benefits for many companies seemed to have peaked. Smaller cap companies continued to grow faster than larger cap companies in the third calendar quarter as the Southeast Asian currency turmoil started to inflict its damage on many multinationals.
   Second, the "Taxpayer Relief Act of 1997" this past June lowered the capital gains tax rate on securities from 28% to 20%. Lower capital gains taxes traditionally benefit high growth companies. Dividends and regular income are now taxed up to nearly twice the capital gains rate, which is the largest tax differential between a capital gain and a dividend in nearly twenty years.

   Second, smaller cap stocks were selling at relatively low valuation levels this spring following a year of considerable underperformance compared to the S&P 500 Index. Such underperformance and attractive valuations could not endure with the previously mentioned profits improvement.
   In this favorable environment, our portfolio was able to fully participate in the smaller cap rally and outperform its benchmark.
   Diversification enhanced performance as some of our best performing stocks included Morningstar Group, Chancellor Media, Cl.A, General Nutrition and CMAC Investment, representing several portfolio sectors and industries. Oil service was a particularly rewarding sector. That industry contributed nearly 200 basis points of positive performance to the portfolio. Noble Drilling, Nabors Industries and Smith International were outstanding performers all year and were beneficiaries of a strong pickup in domestic drilling activities.
   Takeovers and mergers continued to contribute meaningfully to overall performance. Besides the previously mentioned Morningstar Group, which will be acquired by Suiza Foods, RCSB Financial, ONBANCorp, USLIFE, AmeriSource Health, Cl.A, Beacon Properties, Wyle Electronics, and Cairn Energy USA have been, or are in the process of being, acquired by another company at a significant premium to the prevailing stock price.
   We finally eliminated the rest of our Tellabs position. It had been the Fund's biggest winner over the last three years as it soared more than tenfold from our original purchase price. At over $10 billion in market-capitalization, the company was no longer appropriate for our portfolio.
   Underperforming stocks were Chesapeake Energy, Komag, and Fila Holdings, A.D.S. Chesapeake suffered from a write-down of its natural gas reserves and Fila Holdings, A.D.S. was hurt by an unsuccessful athletic shoe line in a more competitive market. Both issues were eliminated. Komag remains in our portfolio for the time being as the slowdown in disk drive sales appears more industry-related than company-specific.
   We are optimistic that smaller cap issues will continue to fare well compared to large cap issues and that our disciplined investment process can continue to serve our shareholders well. We believe that unless there is a sudden economic slowdown, smaller cap profits can still outpace those of large cap companies and they are unlikely to be as buffeted by the problems in Southeast Asia and the limitations of a stronger U.S. dollar. Moreover, we believe that stock price valuations for our universe remain appealing relative to the large caps.

                                   Sincerely,

          Anthony J. Galise                            James C. Wadsworth
                               Portfolio Managers

November 18, 1997
Pittsburgh, PA

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** Source: THE FRANK RUSSELL COMPANY--Reflects the reinvestment of income dividends and where applicable capital gain distributions. The Russell 2500 Index is a widely accepted measure of small-cap stock performance.

Dreyfus Premier Small Company Stock Fund                       October 31, 1997
-------------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER SMALL COMPANY STOCK FUND CLASS A SHARES AND CLASS R SHARES AND THE RUSSELL 2500 INDEX

Dollars

$20,597
Dreyfus Premier Small
Company Stock Fund
(Class R Shares)

$19,275
Dreyfus Premier Small
Company Stock Fund
(Class A Shares)

$18,457
Russell 2500 Index*


                         [INSERT PLOT POINTS HERE!!!!]



*Source: The Frank Russell Company

Average Annual Total Returns
-------------------------------------------------------------------------------

                         Class A Shares                                                   Class B Shares
--------------------------------------------------------------     -------------------------------------------------------------
                                                                                                           % Return Reflecting
                                               % Return                                                    Applicable Contingent
                                              Reflecting                                       % Return        Deferred Sales
                        % Return Without    Maximum Initial                                   Assuming No        Charge Upon
Period Ended 10/31/97     Sales Charge    Sales Charge (5.75%)     Period Ended 10/31/97      Redemption         Redemption*
---------------------   ---------------   --------------------     ---------------------     ------------  ---------------------
1 Year                       30.73%              23.24%            1 Year                       29.72%              25.72%
From Inception (9/2/94)      25.41               23.08             From Inception (12/19/94)    29.67               29.03

                         Class C Shares                                                   Class R Shares
--------------------------------------------------------------     -------------------------------------------------------------
                                          % Return Reflecting
                                         Applicable Contingent
                            % Return         Deferred Sales
                           Assuming No        Charge Upon
Period Ended 10/31/97      Redemption         Redemption**         Period Ended 10/31/97
---------------------   ---------------   --------------------     ---------------------
1 Year                       29.79%              28.79%            1 Year                       31.04%
From Inception (12/19/94)    29.70               29.70             From Inception (9/2/94)      25.69

-----------------
Past performance is not predictive of future performance.

     The above graph compares a $10,000 investment made in each of the Class A shares and Class R shares of Dreyfus Premier Small Company Stock Fund on 9/2/94 (Inception Date) to a $10,000 investment made in the Russell 2500 Index on that date. For comparative purposes, the value of the Index on 8/31/94 is used as the beginning value on 9/2/94. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of both Class A and Class R shares shown above due to differences in charges and expenses.


     The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A and Class R shares. The Russell 2500 Index is an unmanaged index and is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

     * The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

     ** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997

Common Stocks--97.6%                                                                         Shares          Value
-------------------------------------------------------------------------------            ----------            -----------
         Basic Industries--6.1%  ACX Technologies..............................                62,350(a)      $    1,640,584
                                 American Building.............................                23,910(a)             669,480
                                 AptarGroup....................................                24,910              1,368,493
                                 Cabot.........................................                66,680              1,637,828
                                 Caraustar Industries..........................                34,770              1,195,219
                                 Clayton Homes.................................                91,066              1,496,897
                                 Cytec Industries..............................                52,190(a)           2,544,263
                                 Jacobs Engineering Group......................                27,580(a)             744,660
                                 Medusa........................................                30,340              1,281,865
                                 Potash Saskatchewan...........................                26,907              2,204,692
                                 Triangle Pacific..............................                29,740(a)             973,985
                                 Unisource Worldwide...........................                71,700              1,169,606
                                                                                                                ------------
                                                                                                                  16,927,572
                                                                                                                ------------
        Capital Spending--24.2%  AGCO  ........................................                73,560              2,133,240
                                 Adaptec.......................................                51,290(a)           2,484,359
                                 Altron........................................                52,360(a)             831,215
                                 Analysts International........................                24,820              1,120,003
                                 Atmel.........................................                63,590(a)           1,645,391
                                 CIDCO ........................................                65,400(a)           1,218,075
                                 Cognex........................................                36,940(a)             988,145
                                 Cognos........................................                59,600(a)           1,363,350
                                 DT Industries.................................                34,500              1,035,000
                                 Dallas Semiconductor..........................                37,640              1,839,655
                                 Duke Realty Investments.......................                59,900              1,347,750
                                 ECI Telecommunications........................                47,380              1,308,873
                                 ENCAD ........................................                50,500(a)           1,641,250
                                 Electroglas...................................                59,970(a)           1,139,430
                                 Electronics For Imaging.......................                61,300(a)           2,865,775
                                 Galilieo International........................                57,000(a)           1,432,125
                                 Glenayre Technologies.........................                63,800(a)             829,400
                                 Hadco.........................................                37,240(a)           2,062,165
                                 HealthCare COMPARE............................                38,000(a)           2,042,500
                                 Hummingbird Communications....................                49,810(a)           1,780,708
                                 Intuit........................................                61,000(a)           1,990,125
                                 Kennametal....................................                36,370              1,763,945
                                 Komag ........................................                71,500(a)           1,237,844
                                 Mutual Risk Management........................               103,260              2,678,306
                                 Olsten........................................                94,500              1,441,125
                                 Pittston Brinks Group.........................                60,110              2,171,473
                                 Plantronics...................................                48,920(a)           1,803,925
                                 Regis.........................................                44,710              1,073,040
                                 Rental  Service...............................                44,800(a)           1,198,400
                                 Rohr..........................................                45,230(a)           1,371,034
                                 Silicon Valley Group..........................                88,130(a)           2,533,738
                                 Sirrom Capital................................                50,660              2,551,998
                                 Sotheby's Holdings, Cl. A.....................                73,610              1,380,187
                                 Sterling Commerce.............................                52,460(a)           1,741,016


Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

Common Stocks (continued)                                                                    Shares                 Value
-------------------------------------------------------------------------------            ----------            -----------
  Capital Spending (continued)   Sterling Software.............................                52,810(a)       $   1,802,141
                                 SunGuard Data Systems.........................                95,460(a)           2,255,243
                                 Tech Data.....................................                58,490(a)           2,602,805
                                 Thiokol.......................................                12,090              1,106,991
                                 Waters........................................                36,200(a)           1,592,800
                                 Zebra Technologies, Cl. A.....................                50,390(a)           1,574,687
                                                                                                                ------------
                                                                                                                  66,979,232
                                                                                                                ------------
       Consumer Cyclical--15.0%  Apple South...................................                39,600                737,550
                                 BJ's Wholesale Club...........................                48,130(a)           1,389,754
                                 Borg-Warner Automotive........................                24,940              1,359,230
                                 Breed Technologies............................                59,490              1,312,498
                                 Cannondale....................................                54,300(a)           1,201,387
                                 Chancellor Media, Cl. A.......................                50,800(a)           2,787,650
                                 CompUSA.......................................                75,700(a)           2,479,175
                                 Devon Group...................................                31,160(a)           1,223,030
                                 Ethan Allen Interiors.........................                37,400              1,325,363
                                 Fingerhut Cos.................................               111,640              2,470,035
                                 General Nutrition.............................               104,250(a)           3,283,875
                                 Harman International..........................                27,125              1,464,750
                                 Interface, Cl. A..............................                58,490              1,688,899
                                 Interstate Hotels.............................                38,510(a)           1,184,182
                                 Promus Hotel..................................                38,200(a)           1,499,350
                                 Regal Cinemas.................................                84,705(a)           1,948,215
                                 Reynolds & Reynolds, Cl. A....................                55,120                943,930
                                 Richfood Holdings.............................                35,115                847,149
                                 Ryan's Family Steak House.....................               147,920(a)           1,275,810
                                 Speedway Motorsports..........................                46,600(a)           1,115,487
                                 Tommy Hilfiger................................                29,440(a)           1,164,720
                                 U.S. Industries...............................                51,850              1,393,468
                                 U.S. Office Products..........................                55,290(a)           1,727,813
                                 Wallace Computer Services.....................                54,820              2,107,144
                                 Warnaco Group, Cl. A..........................                50,850              1,436,513
                                 Zale..........................................                77,890(a)           1,966,723
                                                                                                                ------------
                                                                                                                  41,333,700
                                                                                                                ------------
         Consumer Staples--3.3%  Central Garden & Pet..........................                60,100(a)           1,577,625
                                 Consolidated Cigar Holdings, Cl. A............                47,200(a)           1,852,600
                                 Dial..........................................                76,000              1,282,500
                                 Morningstar Group.............................                63,220(a)           2,702,655
                                 Robert Mondavi, Cl. A.........................                30,700(a)           1,559,944
                                                                                                                ------------
                                                                                                                   8,975,324
                                                                                                                ------------
                   Energy--8.1%  Benton Oil & Gas..............................               103,510(a)           2,083,139
                                 Cairn Energy USA..............................                70,940(a)             993,160
                                 Devon Energy..................................                42,600              1,906,350
                                 Holly.........................................                28,240                748,360


Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

Common Stocks (continued)                                                                    Shares                  Value
-------------------------------------------------------------------------------            ----------            -----------
            Energy (continued)   KN Energy.....................................                28,640          $   1,245,840
                                 Nabors Industries.............................                72,810(a)           2,994,311
                                 Newfield Exploration..........................                48,300(a)           1,310,138
                                 Noble Drilling................................                87,930(a)           3,127,011
                                 Pacific Enterprises...........................                77,370              2,529,032
                                 Smith International...........................                33,960(a)           2,589,450
                                 Ultramar Diamond Shamrock.....................                52,400              1,617,850
                                 WICOR ........................................                29,940              1,291,162
                                                                                                                ------------
                                                                                                                  22,435,803
                                                                                                                ------------
              Health Care--8.6%  AmeriSource Health, Cl. A.....................                57,590(a)           3,419,406
                                 ESC Medical Systems...........................                31,300(a)           1,228,525
                                 Lincare Holdings..............................                48,890(a)           2,621,726
                                 Orthodontic Centers of America................               112,000(a)           1,939,000
                                 Physician Sales & Services....................               111,700(a)           2,736,650
                                 Prime Medical Services........................                35,990(a)             476,868
                                 Quorum Health Group...........................                73,650(a)           1,786,013
                                 Safeskin......................................                45,300(a)           2,055,487
                                 Universal Health Services, Cl. B..............                54,540(a)           2,403,169
                                 Vencor........................................                60,373(a)           1,630,071
                                 Watson Pharmaceuticals........................               111,460(a)           3,538,855
                                                                                                                ------------
                                                                                                                  23,835,770
                                                                                                                ------------
      Interest Sensitive--19.8%  AMBAC ........................................                42,700              1,804,075
                                 AMRESCO.......................................                70,540(a)           2,213,192
                                 AmeriCredit...................................                37,100(a)           1,078,219
                                 Amerin........................................                50,900(a)           1,164,338
                                 Bank United, Cl. A............................                34,110              1,432,620
                                 Beacon Properties.............................                42,725              1,799,791
                                 CMAC Investment...............................                64,120              3,506,562
                                 Cali Realty...................................                46,170              1,869,885
                                 City National.................................                73,010              2,194,863
                                 Cullen Frost Bankers..........................                49,190              2,484,095
                                 EVEREN Capital................................                34,960              1,319,740
                                 Edwards (A.G.)................................                59,085              1,938,727
                                 Equity Residential Properties Trust...........                34,040              1,719,020
                                 FelCor Suite Hotels...........................                34,200              1,252,575
                                 First Tennessee National......................                34,960              2,014,570
                                 Franchise Finance Corp. of America............                45,830              1,182,987
                                 Health Care Property Investors................                37,850              1,452,494
                                 Hibernia, Cl. A...............................               111,100              1,978,969
                                 Highwoods Properties..........................                39,900              1,376,550
                                 Mid Ocean.....................................                33,110              2,148,011
                                 Money Store...................................                91,670              2,601,136
                                 ONBANCorp.....................................                36,070              2,342,296
                                 Old Kent Financial............................                32,324              2,040,452
                                 Pacific Century Financial.....................                36,690              1,848,259

Dreyfus Premier Small Company Stock Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                          October 31, 1997

Common Stocks (continued)                                                                     Shares                Value
-------------------------------------------------------------------------------            ----------            -----------
Interest Sensitive (continued)   Pacific Gulf Properties.......................                65,800          $   1,488,725
                                 People's Bank.................................                45,960              1,505,190
                                 Reliance Group Holdings.......................               117,370              1,481,796
                                 Southern Pacific Funding......................                45,700(a)             599,813
                                 TCF Financial ................................                34,500              1,962,187
                                 United Cos. Financial.........................                39,140                990,731
                                 Washington Federal............................                60,529              1,785,605
                                                                                                                ------------
                                                                                                                  54,577,473
                                                                                                                ------------
        Mining And Metals--3.5%  Brush Wellman.................................                40,900                984,156
                                 Cable Design Technologies.....................                33,110(a)           1,299,568
                                 IMCO Recycling................................                59,580              1,083,611
                                 Philip Services...............................               184,250(a)           3,224,375
                                 Titanium Metals...............................                54,600(a)           1,706,250
                                 TubosDeAceroMex, A.D.R........................                73,300(a)           1,479,744
                                                                                                                ------------
                                                                                                                   9,777,704
                                                                                                                ------------
           Transportation--2.3%  Air Express International.....................                35,965              1,101,428
                                 America West Holdings, Cl. B..................               119,540(a)           1,770,686
                                 Illinois Central..............................                40,950              1,458,844
                                 Pittston Burlington Group.....................                36,570                994,247
                                 Teekay Shipping...............................                33,500              1,072,000
                                                                                                                ------------
                                                                                                                   6,397,205
                                                                                                                ------------
                Utilities--6.7%  CalEnergy.....................................                70,640(a)           2,419,420
                                 Calpine.......................................                64,700(a)           1,027,112
                                 Centerior Energy..............................               125,600              1,632,800
                                 DQE...........................................                55,070              1,703,728
                                 Illinova......................................                68,130              1,515,893
                                 LCI International.............................                51,490(a)           1,332,304
                                 MidAmerican Energy Holdings...................                82,554              1,475,653
                                 NIPSCO Industries.............................                38,500              1,691,594
                                 Pinnacle West Capital.........................                58,290              2,029,220
                                 Tel-Save Holdings.............................                94,300(a)           2,027,450
                                 Transaction Network Services..................               101,100(a)           1,680,787
                                                                                                                ------------
                                                                                                                  18,535,961
                                                                                                                ------------
                                 TOTAL COMMON STOCKS
                                    (cost $224,322,109)........................                                 $269,775,744
                                                                                                                ------------
                                                                                                                ------------

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                           October 31, 1997

                                                                                           Principal
Short-Term Investments--2.3%                                                                 Amount                  Value
-------------------------------------------------------------------------------            ----------            -----------
        Repurchase Agreements:   Goldman Sachs & Co., Tri-Party Repurchase
                                    Agreement, 5.67% dated 10/31/1997 to be
                                    repurchased at $6,250,509 on 11/3/97,
                                    collateralized by $6,258,000 U.S. Treasury Index
                                    Inflation Notes, 5.875% due 7/31/1999
                                    (cost $6,247,557)..........................          $  6,247,557           $  6,247,557
                                                                                                                ------------
                                                                                                                ------------

TOTAL INVESTMENTS (cost $230,569,666)..........................................                99.9%            $276,023,301
                                                                                              ------            ------------
                                                                                              ------            ------------
CASH AND RECEIVABLES (NET).....................................................                  .1%            $    361,668
                                                                                              ------            ------------
                                                                                              ------            ------------
NET ASSETS.....................................................................               100.0%            $276,384,969
                                                                                              ------            ------------
                                                                                              ------            ------------



Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.



                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1997

                                                                                                Cost            Value
                                                                                            ------------   ------------
ASSETS:                       Investments in securities--See Statement of Investments       $230,569,666   $276,023,301
                              Cash.............................................                                 738,256
                              Receivable for shares of Capital Stock subscribed                                 969,183
                              Dividends and interest receivable................                                 210,248
                                                                                                           ------------
                                                                                                            277,940,988
                                                                                                           ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                 333,528
                              Due to Distributor...............................                                   5,087
                              Payable for investment securities purchased......                               1,108,735
                              Payable for shares of Capital Stock redeemed.....                                 108,669
                                                                                                           ------------
                                                                                                              1,556,019
                                                                                                           ------------

NET ASSETS.....................................................................                            $276,384,969
                                                                                                           ------------
                                                                                                           ------------

REPRESENTED BY:               Paid-in capital..................................                            $217,349,151
                              Accumulated investment (loss)....................                                (136,136)
                              Accumulated net realized  gain (loss) on investments                           13,718,319
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                             45,453,635
                                                                                                           ------------
NET ASSETS.....................................................................                            $276,384,969
                                                                                                           ------------
                                                                                                           ------------


                            NET ASSET VALUE PER SHARE
                            --------------------------

                                                       Class A          Class B        Class C        Class R
                                                     ----------      -----------     ----------     ------------
Net Assets.....................................      $9,189,687      $19,256,858     $3,646,646     $244,291,778
Shares Outstanding.............................         486,422        1,040,084        196,878       12,886,413

NET ASSET VALUE PER SHARE......................          $18.89           $18.51         $18.52           $18.96
                                                         ------           ------         ------           ------
                                                         ------           ------         ------           ------



                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1997

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $7,986 foreign taxes
                                withheld at source)......................                  $  2,090,005
                              Interest...................................                       269,778
                                                                                           ------------
                                Total Income.............................                                       $  2,359,783


EXPENSES:                     Management fee--Note 2(a)...................                    2,337,782
                              Distribution and service fees--Note 2(b)....                      130,965
                              Loan commitment fees--Note 4................                        2,289
                                                                                           ------------

                                Total Expenses...........................                                          2,471,036
                                                                                                                 -----------




INVESTMENT (LOSS)........................................................                                          (111,253)


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments....                   $13,719,411
                              Net unrealized appreciation (depreciation)
                                on investments...........................                    35,272,690
                                                                                           ------------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                         48,992,101
                                                                                                                 -----------




NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                        $48,880,848
                                                                                                                 -----------
                                                                                                                 -----------


                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                            Year Ended        Year Ended
                                                                                        October 31, 1997   October 31, 1996
                                                                                           ------------      ------------
OPERATIONS:
   Investment income (loss)--net...........................................                $   (111,253)     $     32,164
   Net realized gain (loss) on investments................................                   13,719,411         6,007,705
   Net unrealized appreciation (depreciation) on investments..............                   35,272,690         6,376,076
                                                                                           ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                   48,880,848        12,415,945
                                                                                           ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class R shares......................................................                       --               (74,620)
   Net realized gain on investments:
      Class A shares......................................................                     (199,136)          (46,945)
      Class B shares......................................................                     (233,749)          (70,569)
      Class C shares......................................................                      (29,222)           (5,415)
      Class R shares......................................................                   (5,553,471)       (1,525,133)
                                                                                           ------------      ------------
         Total Dividends..................................................                   (6,015,578)       (1,722,682)
                                                                                           ------------      ------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                    7,756,378         2,878,911
      Class B shares......................................................                   13,645,665         6,644,770
      Class C shares......................................................                    3,378,302           566,377
      Class R shares......................................................                  109,886,175        66,544,296
   Dividends reinvested:
      Class A shares......................................................                      176,180            38,169
      Class B shares......................................................                      213,766            35,174
      Class C shares......................................................                       12,117             2,374
      Class R shares......................................................                    4,568,652         1,284,178
   Cost of shares redeemed:
      Class A shares......................................................                   (4,230,344)         (733,226)
      Class B shares......................................................                   (1,446,495)       (3,370,585)
      Class C shares......................................................                     (502,107)         (240,657)
      Class R shares......................................................                  (21,178,571)       (9,724,649)
                                                                                           ------------      ------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions                  112,279,718        63,925,132
                                                                                           ------------      ------------

            Total Increase (Decrease) in Net Assets.......................                  155,144,988        74,618,395
NET ASSETS:
   Beginning of Period....................................................                  121,239,981        46,621,586
                                                                                           ------------      ------------
   End of Period..........................................................                 $276,384,969      $121,239,981
                                                                                           ------------      ------------
                                                                                           ------------      ------------
Distributions in excess of investment income (Investment loss)--net........                $   (136,136)     $    (24,883)
                                                                                           ------------      ------------


                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                  Shares
                                                                                   -----------------------------------
                                                                                      Year Ended        Year Ended
                                                                                   October 31, 1997   October 31, 1996
                                                                                   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:

   Class A

   Shares sold............................................................                466,115          199,489
   Shares issued for dividends reinvested.................................                 11,606            2,890
   Shares redeemed........................................................               (248,004)         (49,482)
                                                                                       ----------        ---------
                              Net Increase (Decrease) in Shares Outstanding               229,717          152,897
                                                                                       ----------        ---------
                                                                                       ----------        ---------
   Class B

   Shares sold............................................................                802,692          464,654
   Shares issued for dividends reinvested.................................                 14,270            2,675
   Shares redeemed........................................................                (86,680)        (236,062)
                                                                                       ----------        ---------
                              Net Increase (Decrease) in Shares Outstanding               730,282          231,267
                                                                                       ----------        ---------
                                                                                       ----------        ---------
   Class C

   Shares sold............................................................                191,557           39,491
   Shares issued for dividends reinvested.................................                    809              180
   Shares redeemed........................................................                (29,834)         (16,584)
                                                                                       ----------        ---------
                              Net Increase (Decrease) in Shares Outstanding               162,532           23,087
                                                                                       ----------        ---------
                                                                                       ----------        ---------

   Class R

   Shares sold............................................................              6,439,905        4,605,951
   Shares issued for dividends reinvested.................................                300,569           96,979
   Shares redeemed........................................................             (1,260,471)        (662,887)
                                                                                       ----------        ---------
                              Net Increase (Decrease) in Shares Outstanding             5,480,003        4,040,043
                                                                                       ----------        ---------
                                                                                       ----------        ---------


                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                       Class A Shares
                                                                        ---------------------------------------------
                                                                                   Year Ended October 31,
                                                                        ---------------------------------------------
PER SHARE DATA:                                                          1997        1996        1995      1994(1)(2)
                                                                        ------      ------      ------       ------
   Net asset value, beginning of period.......................          $15.13      $13.09      $10.07       $10.00
                                                                        ------      ------      ------       ------
   Investment Operations:
   Investment income (loss)--net...............................           (.04)       (.02)        .02          .01
   Net realized and unrealized gain (loss) on investments.....            4.52        2.48        3.03          .06
                                                                        ------      ------      ------       ------
   Total from Investment Operations...........................            4.48        2.46        3.05          .07
                                                                        ------      ------      ------       ------
   Distributions:
   Dividends from investment income--net.......................           --          --         (.03)          --
   Dividends from net realized gain on investments............            (.72)       (.42)        --           --
                                                                        ------      ------      ------       ------
   Total Distributions:.......................................            (.72)       (.42)       (.03)         --
                                                                        ------      ------      ------       ------
   Net asset value, end of period.............................          $18.89      $15.13      $13.09       $10.07
                                                                        ------      ------      ------       ------
                                                                        ------      ------      ------       ------
TOTAL INVESTMENT RETURN(3)....................................           30.73%      19.22%      30.31%         .70%(4)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................            1.50%       1.50%       1.50%         .25%(4)
   Ratio of net investment income (loss) to average net assets            (.35%)      (.16%)       .10%         .14%(4)
   Portfolio Turnover Rate....................................           39.18%      49.03%      56.00%        8.00%(4)
   Average commission rate paid (5)...........................          $.0561      $.0528          --           --
   Net Assets, end of period (000's Omitted)..................          $9,190      $3,884      $1,359          $60

----------------------

(1) The Fund commenced operations and commenced selling Investor shares on September 2, 1994. Effective October 17, 1994, the Fund's Investor shares were redesignated as Class A shares.

(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(3)  Exclusive of sales load.

(4)  Not annualized.

(5) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Class B Shares
                                                                                     ------------------------------
                                                                                         Year Ended October 31,
                                                                                     ------------------------------
PER SHARE DATA:                                                                       1997        1996       1995(1)
                                                                                     ------      ------      ------
   Net asset value, beginning of period......................................        $14.95      $13.05      $ 9.49
                                                                                     ------      ------      ------
   Investment Operations:
   Investment income (loss)--net..............................................         (.03)       (.07)       (.03)
   Net realized and unrealized gain (loss) on investments....................          4.31        2.39        3.59
                                                                                     ------      ------      ------
   Total from Investment Operations..........................................          4.28        2.32        3.56
                                                                                     ------      ------      ------
   Distributions:
   Dividends from net realized gain on investments...........................          (.72)       (.42)        --
                                                                                     ------      ------      ------
   Net asset value, end of period............................................        $18.51      $14.95      $13.05
                                                                                     ------      ------      ------
                                                                                     ------      ------      ------
TOTAL INVESTMENT RETURN......................................................         29.72%      18.17%      37.51%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................          2.25%       2.25%       1.95%(2)
   Ratio of net investment income (loss) to average net assets...............         (1.02%)      (.93%)      (.56%)(2)
   Portfolio Turnover Rate...................................................         39.18%      49.03%      56.00%
   Average commission rate paid(3)...........................................        $.0561      $.0528          --
   Net Assets, end of period (000's Omitted).................................       $19,257      $4,633      $1,025


-----------------------
(1)  The Fund commenced selling Class B shares on December 19, 1994.
(2)  Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Class C Shares
                                                                                     ------------------------------
                                                                                         Year Ended October 31,
                                                                                     ------------------------------
PER SHARE DATA:                                                                       1997        1996       1995(1)
                                                                                     ------      ------      ------
   Net asset value, beginning of period......................................        $14.95      $13.04      $ 9.49
                                                                                     ------      ------      ------
   Investment Operations:
   Investment income (loss)--net..............................................          .01        (.09)       (.01)
   Net realized and unrealized gain (loss) on investments....................          4.28        2.42        3.56
                                                                                     ------      ------      ------
   Total from Investment Operations..........................................          4.29        2.33        3.55
                                                                                     ------      ------      ------
   Distributions:
   Dividends from net realized gain on investments...........................          (.72)       (.42)        --
                                                                                     ------      ------      ------
   Net asset value, end of period............................................        $18.52      $14.95      $13.04
                                                                                     ------      ------      ------
                                                                                     ------      ------      ------
TOTAL INVESTMENT RETURN......................................................         29.79%      18.27%      37.41%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................          2.25%       2.25%       1.14%(2)
   Ratio of net investment income (loss) to average net assets...............         (1.01%)      (.93%)      (.33%)(2)
   Portfolio Turnover Rate...................................................         39.18%      49.03%      56.00%
   Average commission rate paid(3)...........................................        $.0561      $.0528          --
   Net Assets, end of period (000's Omitted).................................        $3,647        $514        $147


----------------------
(1)  The Fund commenced selling Class C shares on April 30, 1995.
(2)  Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                       Class R Shares
                                                                        --------------------------------------------
                                                                                   Year Ended October 31,
                                                                        --------------------------------------------
PER SHARE DATA:                                                          1997        1996        1995      1994(1)(2)
                                                                        ------      ------      ------       ------
   Net asset value, beginning of period.......................          $15.15      $13.10      $10.07       $10.00
                                                                        ------      ------      ------       ------
   Investment Operations:
   Investment income--net......................................             --         .01         .04          .02
   Net realized and unrealized gain (loss) on investments.....            4.53        2.48        3.04          .05
                                                                        ------      ------      ------       ------
   Total from Investment Operations:..........................            4.53        2.49        3.08          .07
                                                                        ------      ------      ------       ------
   Distributions:
   Dividends from investment income--net.......................            --         (.02)       (.05)         --
   Dividends from net realized gain on investments............            (.72)       (.42)        --           --
                                                                        ------      ------      ------       ------
   Total Distributions:.......................................            (.72)       (.44)       (.05)         --
                                                                        ------      ------      ------       ------
   Net asset value, end of period.............................          $18.96      $15.15      $13.10       $10.07
                                                                        ------      ------      ------       ------
                                                                        ------      ------      ------       ------
TOTAL INVESTMENT RETURN.......................................           31.04%      19.43%      30.70%         .70%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................            1.25%       1.25%       1.25%         .21%(3)
   Ratio of net investment income to average net assets.......             .02%        .09%        .35%         .18%(3)
   Portfolio Turnover Rate....................................           39.18%      49.03%      56.00%        8.00%(3)
   Average commission rate paid (4)...........................          $.0561      $.0528          --           --
   Net Assets, end of period (000's Omitted)..................        $244,292    $112,209     $44,091      $10,747

--------------------------
(1) The Fund commenced operations and commenced selling Trust shares on September 2, 1994. Effective October 17, 1994, the Fund's Trust shares were redesignated as Class R shares.
(2) Effective October 17, 1994, The Dreyfus Corporation serves as the Funds' investment manager. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3)  Not annualized.
(4) For fiscal year beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.





                       See notes to financial statements.

Dreyfus Premier Small Company Stock Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier Small Company Stock Fund (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc.
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to consistently exceed the total return performance of the Russell 2500(TM) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   On January 31, 1997, the Fund's Directors approved a change to the Fund's name, effective March 1, 1997, from "Premier Small Company Stock Fund" to "Dreyfus Premier Small Company Stock Fund."

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue 168 million of $.001 par value Capital Stock. The Fund currently offers four classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (41 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   (d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net , if any, are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the Fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   (b) Distribution and service plan: Under the Fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the distribution plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. During the period ended October 31, 1997, the Fund was charged $16,771, $75,346 and $10,299 for Class A, Class B and Class C shares, respectively, pursuant to the distribution plan. During the period ended October 31, 1997, the Fund was charged $25,116 and $3,433 for Class B and Class C shares, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $174,637,190 and $71,557,647, respectively.

   At October 31, 1997, accumulated net unrealized appreciation on investments was $45,453,635, consisting of $51,103,561 gross unrealized appreciation and $5,649,926 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

Dreyfus Premier Small Company Stock Fund
-------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased and sold, but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods indicated herein, in conformity with generally accepted accounting principles.

                                    KPMG Peat Marwick LLP
New York, New York
December 17, 1997





Important Tax Information (Unaudited)

   For Federal tax purposes the Fund hereby designates $.450 per share as a long-term capital gain distribution of the $.715 per share paid on December 13, 1996.

   The Fund also designates 39.73% of the ordinary dividends paid during the fiscal year ended October 31, 1997 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1998 of the percentage applicable to the preparation of their 1997 income tax returns. *

Dreyfus Premier Small Company
Stock Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166


Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258


Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                 385/685AR9710